                                                      Exhibit 10.55

                                                      EXECUTION COPY

                                   AMENDMENT NO. 6

                 This AMENDMENT NO. 6 dated as of November 30, 1994 among IMC Global USA, Inc., formerly known as IMC Fertilizer, Inc., a Delaware corporation (the ``
                         Borrower''), IMC Global, Inc., formerly known as IMC
                       --------
       Fertilizer Group, Inc., a Delaware corporation (the ``
                                                            Guarantor''), the
                                                          ---------
       lenders party to the Credit Agreement referred to below (the
       ``
        Lenders''), Citibank, N.A. (``Citibank''), as Administrative Agent,
       -------                   --------
       and Citibank, NationsBank of North Carolina, N.A., and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., as co-agents for the Lenders (the ``
             Co-Agents'').
          ---------

                 PRELIMINARY STATEMENTS:

                 (1) The Borrower, the Guarantor, the Lenders, the Administrative Agent and the Co-Agents are parties to a Credit Agreement dated as of June 29, 1993, as amended by Amendment No. 1 and Waiver No. 1 dated as of June 30, 1993, Amendment No. 2, Waiver No. 2 and Consent No. 1 dated as of September 3, 1993, Amendment No. 3 dated as of December 30, 1993, Amendment No. 4 dated as of March 10, 1994, and Amendment No. 5 dated as of June 30, 1994 (the ``
                                                           Credit
                                                         ------
       Agreement''
                 ; the terms defined therein being used herein as therein
       ---------
       defined).

                 (2) The Borrower and the Lenders have agreed to further amend the Credit Agreement as hereinafter set forth, and the Guarantor has consented to such amendment.

                 SECTION 1.  Amendments to Credit Agreement.  The Credit
                            ------------------------------
       Agreement is, effective as of the date first above written, hereby amended as follows:

                 (a)  The definition of ``
                                         Applicable Margin'' contained in
             Section 1.01 is amended in full to read as follows:

                 ``
                  `Applicable Margin' means, in the case of Base Rate
                  -----------------
                 Advances and Eurodollar Rate Advances, at any time a rate equal to the rate per annum set forth in the table below under the heading ``
                                    Applicable Margin for Base Rate
                 Advances''
                           or ``Applicable Margin for Eurodollar Rate
                 Advances''
                          , as the case may be, opposite the leverage ratio
                 (calculated as set forth in Section 5.04(f) (the ``
                                                                   Leverage
                                                                 --------
                 Ratio''
                       )) set forth below as calculated at the time of
                 -----
                 determination; provided that, for Levels 1 through 4, no

                                --------
                 Default or Event of Default resulting from a breach of any financial covenant contained in Section 5.04 shall have occurred and be continuing at such time of determination. The Leverage Ratio must be less than or equal to the ratio set forth below in order for the indicated Applicable Margin to apply.


                                     Applicable Margin   Applicable Margin
                                       for Base Rate      for Eurodollar
          Level         Leverage Ratio     Advances         Advances
          -----         --------------     --------         --------

        Level 1            .4725               0.00%          0.75%

        Level 2            .4897               0.00%          1.00%

        Level 3            .5068               0.50%          1.50%

        Level 4            .5240               1.00%          2.00%

        Level 5          greater than          1.75%          2.75%''
                          Level 4

                 (b)  The definition of ``
                                         Clean-Down Period'' contained in
             Section 1.01 is amended in full to read as follows:

                 ``
                   `Clean-Down Period' means the last 30 consecutive days
                  -----------------
                 occurring during any period of twelve consecutive calendar months, unless during such 12 month period the aggregate amount of outstanding Advances shall have been equal to or less than $25,000,000 for a period of 30 consecutive days.''

                 (c)  The definition of ``
                                         Material Contract'' contained in
             Section 1.01 is amended in full to read as follows:

                 ``
                   `Material Contract' means the Joint Venture Agreement.''
                  -----------------

                 (d)  The definition of ``
                                         Permitted Liens'' contained in
             Section 1.01 is amended by inserting immediately before the colon in the third line thereof the following:

                 ``
                  or as to which such enforcement, collection, execution,
                 levy or foreclosure proceeding is being contested in good faith in a proper proceeding, and is not reasonably likely to have a Material Adverse Effect''
                                                .

                 (e) Section 2.05(b)(i) is amended by deleting clause (A) thereof in its entirety, and is further amended by deleting the phrase ``and (B)''
                               appearing immediately after such clause.

                 (f)  Section 2.07(a) is amended in full to read as follows:

                 ``
                  (a) Commitment Fee.  the Borrower shall pay to the
                      --------------

                 Administrative Agent for the account of the Lenders a commitment fee on the average daily Unused Working Capital commitment of such Lender from the date hereof in the case of each bank and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date at a rate per annum determined by reference to the Leverage Ratio in effect from time to time as set forth below:

              Level              Leverage Ratio      Commitment Fee Rate
              -----              --------------      -------------------
              Level 1               .4725                   0.25%

              Level 2               .7897                   0.25%

              Level 3               .5068                   0.375%

              Level 4               .5240                   0.50%

              Level 5              greater than             0.50%
                                    Level 4

       Such commitment fee shall in all cases be payable in arrears quarterly
       o the last Business Day of each March, June, September and December, commencing on June 30, 1993 and on the Termination Date; provided,
                                                               --------
       however, that any commitment fee accrued with respect to any of the
       -------
       Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no commitment fee shall accrue on any of the
           -------- -------
       Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.''

                 (g) Section 2.13(e)(i) is amended in full to read as follows:

                 ``
                  (e) Compensation.  (i)  The Borrower shall pay to the
                      ------------
                 Administrative Agent for the account of each Lender a commission on such Lender's Pro Rata share of the average daily aggregate Available Amount of all Letters of Credit outstanding from time to time at a rate per annum determined by reference to the Leverage Ratio in effect from time to time as set forth below, payable in arrears quarterly on the last Business Day of each March, June, September and December commencing June 30, 1993 and on the Termination Date:
         Level             Leverage Ratio           Letter of Credit Fee Rate
         -----             --------------           -------------------------
         Level 1              .4725                       0.75%

         Level 2              .4897                       1.00%

         Level 3              .5068                       1.50%

         Level 4              .5240                       2.00%

         Level 5            greater than                  2.75%''
                               Level 4

                 (h)  Section 4.01(j) is amended by deleting the phrase
       ``
        adverse change'' in the fourth line from the bottom thereof and substituting therefor the phrase ``
                                         Material Adverse Change''.

                 (i)  Section 4.01(k) is amended by inserting after the word
       ``
        acquire'' in the second line thereof the phrase ``, in connection with a hostile or contested bid,''
                                        .

                 (j)  Section 4.01(l) is amended in full to read as follows:

                 ``
                  (l) (A) The Borrower is not engaged in the business of
                 extending credit for the purpose of purchasing or carrying, and no proceeds of any Advance will be used to extend credit to others for the purpose of purchasing or carrying, Margin Stock, and (B) no proceeds of any Advance will be used to purchase or carry any Margin Stock in connection with a hostile or contested bid.''

                 (k)  Section 4.01(s) is amended by inserting after the word
       ``
        could'' in the penultimate line thereof the words ``reasonably be expected to''
                   .

                 (l)  Section 4.01(t) is amended by inserting after the word
       ``
        could'' in the ninth lines thereof the words ``reasonably be expected to''
          .

                 (m)  Section 4.01(w) is amended by inserting after the word
       ``
        could'' in the penultimate line thereof the words ``reasonably be expected to''
                   .

                 (n)  Section 4.01(aa) is amended by inserting after the word
       ``
        default'' in the third to the last line thereof the phrase ``as of such date''
                 .

                 (o) Section 4.01 is further amended by adding to the end thereof a new subsection (ee), to read as follows:

                 ``
                  (ee) Following application of the proceeds of each Advance, not more than 25% of the value of the assets (of either Loan Party individually or with its Subsidiaries taken as a whole) subject to the provisions of Section 5.02(a), 5.02(e) or 5.02(n) or subject to any restriction contained in any agreement or instrument between either Loan Party and any Lender or any Affiliate of any Lender relating to Debt and within the scope of Section 6.01(e) will be Margin Stock.''

                 (p) Section 5.02(b)(i)(C) is amended in full to read as follows:

                 ``
                  (C) Debt of the Borrower owed to IMC-Canada;''

                 (q) Section 5.02(b)(ii)(B) is amended in full to read as follows:

                 ``
                  (C) Debt of the Guarantor owed to IMC-Canada;''

                 (r) Section 5.02(b)(iii) is amended by adding at the end thereof the following proviso:

                 ``
                  provided that in the case of Debt of IMC-Canada owed to the
                 --------
                 Borrower or the Guarantor or to a wholly-owned Subsidiary of the Borrower or the Guarantor, such Debt shall not exceed $50,000,000 in an aggregate amount at any time outstanding;''

                 (s)  Section 5.02(e) is amended by deleting the figure
       ``
        $15,000,000'' in clause (iii) and substituting therefor the figure
       ``
        $50,000,000'', is further amended by deleting in full the proviso at the end thereof, and is further amended by substituting a period for the semi-colon at the end of clause (vi) thereof.

                 (t)  Section 5.02(g)(ii) is amended by deleting the figure
       ``
        25%'' in the sixth line thereof and substituting therefor the figure
       ``
        50%'', by deleting the date ``June 30, 1993'' in the seventh line thereof and substituting therefor the date ``
                                                   January 1, 1994'', and by
       adding at the end of clause (a) thereof the following proviso:

                 ``
                  ;provided, that one-time accounting adjustments required by
                 --------
                 the Financial Accounting Standards Board (``
                                                            FASB'') as
                                                          ----
                 deduction from the calculation of net income shall not be deducted from the calculation of net income solely for the purposes of this Section 5.02(g)(ii)(a);''

                 (u)  Section 5.03(o) is amended by inserting after the word
       ``
        could'' in the sixth line thereof the words ``reasonably be expected to''
          .

                 (v)  Section 5.04(a) is amended in full to read as follows:

                 ``
                  (a) Net Worth.  Maintain an excess of (i) Consolidated total
                      ---------
                 assets less goodwill and capitalized finance charges over
                       ----
                 (ii) Consolidated total liabilities of not less than $525,000,000 for the fiscal quarter ending December 31, 1994 and for each fiscal quarter thereafter.''

                 (w) Section 5.04(b) is amended by deleting the table contained therein and substituting therefor the following:

                      ``
                       Four Fiscal
                        Quarters Ending on                Ratio
                        ------------------                -----
                        December 31, 1994                 2.50
                        March 31, 1995                    2.75
                        June 30, 1995 and thereafter      3.00''

                 (x) Section 5.04(c) is amended by deleting the table contained therein and substituting therefor the following:

                      ``
                       Four Fiscal
                        Quarters Ending on             Ratio
                        ------------------             -----
                        December 31, 1994              1.75
                        March 31, 1995                 1.75
                        June 30, 1995 and thereafter   2.00''

                 (y) Section 5.04(f) is amended by deleting the table contained therein and substituting therefor the following:

                      ``
                       Quarter
                       -------
                        Ending on                        Ratio
                        ---------                        -----
                        December 31, 1994                0.60
                        June 30, 1995 and thereafter     0.55''

                 (z)  Section 6.01(a) is amended in full to read as follows:

                 ``
                  (a) (i) the Borrower shall fail to pay any principal of any
                 Advance when the same becomes due and payable, (ii) the Borrower shall fail to pay any interest on any Advance within three Business Days of the date such interest becomes due and payable, or (iii) either Loan Party shall fail to make any other payment under any Loan Document within three Business days of the date such payment becomes due and payable; or''

                 (aa) Section 6.01(f) is amended by deleting the figure ``
                                                                         30''
       in the eighth line from the bottom thereof and substituting therefor the figure ``
                   60''.

                 (bb) Section 6.01(g) is amended by inserting after the figure
       ``
        $5,000,000'' in the second line thereof the following:

                 ``
                  (calculated after deducting therefrom any amount that will be paid by any insurer rated at least A+ by A.M. Best Company to the extent such insurer has confirmed in writing to such Loan Party or Subsidiary such insurer's obligation to pay such amount with respect to such judgment or order)''

                 (cc) Section 6.01(h) is amended by inserting after the word
       ``
        could'' in the third line thereof the words ``reasonably be expected to''
          .

                 (dd) Section 6.01(j)(ii) is amended in full to read as follows:

                 ``
                  during any period of up to 24 consecutive months,
                 commencing after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Guarantor shall cease for any reason (other than due to death or disability) to constitute a majority of the board of directors of the Guarantor, except to the extent that individuals who at the beginning of such 24-month period were replaced by individuals (x) elected by 66-2/3% of the remaining members of the board of directors of the Guarantor or (y) nominated for election by a majority of the remaining members of the board of directors of the Guarantor and thereafter elected as directors by the shareholders of the Guarantor; or''

                 (ee) Section 6.01(k) is amended by deleting the figure
                 ``
                  $1,000,000'' and substituting therefor the figure
                 ``
                  $5,000,000''.

                 (ff) Section 6.01(l) is amended by deleting the figure
                 ``
                  $1,000,000''and substituting therefor the figure
                 ``
                  $5,000,000'', and further amended by deleting the figure
                 ``
                  $250,000'' therein and substituting for such figure the
                 figure ``
                         $500,000''.

                 (gg) Section 6.01(m) is amended by deleting the figure
       ``
        $250,000''and substituting therefor the figure ``$500,000'', and further amended by deleting the ``
                                        or'' at the end thereof.

                 (hh) Section 6.01(n) is deleted in full.

                 (ii) Section 9.07(a)(ii) is amended in full to read as follows:

                 ``
                  (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 and shall be an integral multiple of $1,000,000,''
                             .

                 SECTION 2.  Conditions of Effectiveness.  This Amendment
                            ---------------------------
       shall become effective when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantor and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lenders have executed this Amendment.

                 SECTION 3.  Representations and Warranties of the Borrower.
                            ----------------------------------------------
       Each of the Borrower and the Guarantor represents and warrants as follows:

                 (a) Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                 (b) The execution, delivery and performance by each Loan Party of this Amendment and the performance of the Loan Documents, as amended hereby, to which it is a party are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or by-laws, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting either Loan Party, any of its Subsidiaries or any of their properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of either Loan Party or any of its Subsidiaries.

                 (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, or performance of this Amendment by either Loan Party, or the performance by either Loan Party of any of the Loan Documents, as amended hereby, to which it is a party, or for the consummation of the transactions contemplated hereby, or (ii) the exercise by the Administrative Agent, any Co-Agent or any Lender of its rights under the Loan Documents.

                 (d) This Amendment has been duly executed and delivered by each Loan Party. This Amendment and each of the Loan Documents, as amended hereby, constitute the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

                 (e) There is no action, suit, investigation, litigation or proceeding affecting either Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any Loan Document, as amended hereby, or the consummation of the transactions contemplated hereby or thereby. There has been no adverse change in the status, or financial effect on either Loan Party or any of their Subsidiaries, of the Disclosed Litigation from that described on Schedule 3.01(g) to the Credit Agreement.

                 SECTION 4.  Reference to and Effect on the Loan Documents.
                            ---------------------------------------------
       (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to ``
                                                         this Agreement'',
       ``
        hereunder'', ``hereof'' or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to ``
        the Credit Agreement'', ``thereunder'', ``
                                                 thereof'', or words of like
       import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                 (b) Except as specifically amended above, the Credit Agreement and the Notes, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative

       Agent, or any Co-Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                 SECTION 5.  Execution in Counterparts.  This Amendment may be
                            -------------------------
       executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                 SECTION 6.  Governing Law.  This Amendment shall be governed
                            -------------
       by, and construed in accordance with, the laws of the State of New
       York.

                 IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            IMC GLOBAL USA, INC., as Borrower


                                            By    JOHN E. GALVIN
                                              ---------------------
                                              Title:  Vice President



                                            IMC GLOBAL, INC., as
                                            Guarantor


                                            By    JOHN E. GALVIN
                                              ---------------------
                                              Title:  Vice President



                                            CITIBANK, N.A., as
                                            Administrative Agent, Co-Agent
                                            and a Lender


                                            By
                                              ---------------------
                                              Title:


                                            NATIONSBANK OF NORTH CAROLINA,
                                            N.A., as Co-Agent and a Lender


                                            By
                                              ---------------------
                                              Title:

                    IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            IMC GLOBAL USA, INC., as Borrower


                                            By
                                              ---------------------
                                              Title:



                                            IMC GLOBAL, INC., as
                                            Guarantor


                                            By
                                              ---------------------
                                              Title:



                                            CITIBANK, N.A., as
                                            Administrative Agent, Co-Agent
                                            and a Lender


                                            By    MARY CORKRAN
                                              ---------------------
                                              Title:  MARY W. CORKRAN
                                                    Vice President


                                            NATIONSBANK OF NORTH CAROLINA,
                                            N.A., as Co-Agent and a Lender


                                            By
                                              ---------------------
                                              Title:

                 IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            IMC GLOBAL USA, INC., as Borrower


                                            By
                                              ---------------------
                                              Title:



                                            IMC GLOBAL, INC., as
                                            Guarantor


                                            By
                                              ---------------------
                                              Title:



                                            CITIBANK, N.A., as
                                            Administrative Agent, Co-Agent
                                            and a Lender


                                            By
                                              ---------------------
                                              Title:


                                            NATIONSBANK OF NORTH CAROLINA,
                                            N.A., as Co-Agent and a Lender


                                            By    CHRISTOPHER B. TORIE
                                              --------------------------
                                              Title:  Senior Vice President